                                                                   EXHIBIT 10.46


                        TERMINATION AND RELEASE AGREEMENT


            THIS TERMINATION AND RELEASE AGREEMENT ("Termination Agreement") is made and entered into as of the 27th day of February, 2003, by and between LEASE PLAN NORTH AMERICA, INC., an Illinois corporation as Lessor ("LPNA"), ABN AMRO BANK N.V. (f/k/a ABN AMRO BANK N.V., SAN FRANCISCO INTERNATIONAL BRANCH), as a Participant ("ABN AMRO") and as Agent on behalf of all other Participants (in such capacity, the "Agent"), and PEOPLESOFT, INC., a Delaware corporation, as Lessee ("Peoplesoft"). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Participation Agreement (as defined below).

                                    RECITALS

            WHEREAS, (i) ABN AMRO, as a Participant and in its role as Agent for the various Participants, CREDIT LYONNAIS LOS ANGELES BRANCH, as a Participant, THE INDUSTRIAL BANK OF JAPAN, LIMITED SAN FRANCISCO AGENCY, as a Participant, KEYBANK NATIONAL ASSOCIATION, as a Participant, FLEET BANK, N.A., as a Participant, THE DAI-ICHI KANGYO BANK, LIMITED SAN FRANCISCO AGENCY, as a Participant, GE CAPITAL CORPORATION, as a Participant, BANK OF NOVA SCOTIA, as a Participant, BNP PARIBAS, as a Participant, THE FUJI BANK, LIMITED, as a Participant, WELLS FARGO BANK, as a Participant (together with their permitted successors and assigns, each a "Participant" and collectively the "Participants"), LPNA and Peoplesoft, entered into that certain Participation Agreement dated as of December 4, 1996 as amended by that certain First Amendment to Participation Agreement, Master Lease, Lease Supplement and Deed of Trust, dated as of December 4, 1996 (the "First Amendment") and that certain Second Amendment to Participation Agreement, Master Lease, Lease Supplement and Deed of Trust, dated as of September 28, 1998 (the "Second Amendment") (as further amended from time to time, the "Participation Agreement"), (ii) LPNA and Peoplesoft entered into that certain Master Lease dated as of December 4, 1996 (as amended, the "Lease") and (iii) Peoplesoft, Inc., a Delaware corporation (the "Guarantor") and Agent entered into that certain Guarantee, dated as of December 4, 1996, for the benefit of the Original Participants (the "Guarantee");

            WHEREAS, pursuant to the Participation Agreement and the Lease, LPNA and the Participants have provided certain credit facilities for the benefit of Peoplesoft (collectively, the "Credit Facility");

            WHEREAS, below is the amount required to be paid to the Agent (for distribution among the Agent and the Participants in accordance with the provisions of the Participation Agreement), calculated as of February 27, 2003 (the "Payoff Calculation Date"), in order (i) to pay off and satisfy all outstanding obligations of Peoplesoft (both in its capacity as Lessee and Guarantor) and LPNA under the Lease, Credit Facility, all other Operative Documents and the certificates, instruments, documents and agreements relating thereto and (ii) to allow Peoplesoft to purchase the Project (defined below);

            WHEREAS, the parties have previously entered into various agreements more particularly described herein, in connection with certain real property located in the County of Alameda, State of California and more particularly described in the Operative Documents (the "Project"); and

            WHEREAS, Peoplesoft exercised the Purchase Option under Section 20.1 of the Lease pursuant to a Purchase Notice delivered to ABN AMRO on February 6, 2003 (the "Purchase Notice"). In connection with the closing of the purchase of the Project pursuant to the Purchase Notice, the parties desire to terminate and release certain agreements and LPNA desires to convey the Project to Peoplesoft upon the satisfaction of the conditions set forth below.

            NOW, THEREFORE, for good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                   AGREEMENTS

1. Purchase Calculation. The following is the amount (the "Payoff Sum") required to be paid by Peoplesoft to the Agent (for distribution among the Agent and the Participants in accordance with the provisions of the Participation Agreement) pursuant to Section 20.1 of the Lease, calculated as of the Payoff Calculation Date, in order to pay off and satisfy all outstanding obligations of Peoplesoft (both in its capacity as Lessee and Guarantor) and LPNA under the Lease, the Credit Facility and all other Operative Documents and the certificates, instruments, documents and agreements relating thereto:


            Principal Balance:                                                     $70,000,000.00
            Interest through Payoff Calculation Date:                              $   229,361.81
            Total Through Payoff Calculation Date                                  $70,229,361.81

            Date:       February 27, 2003


            If the payoff sum, is not received on the Payoff Calculation Date, a per diem charge of $12,025.58 should be added each day thereafter for interest accruing from the Payoff Calculation Date through the date that the Payoff Sum is actually received by the Agent. Any payment received by the Agent other than on a business day of the Agent (or after 12:00 pm CST on any business day) shall be deemed not to have been received until the following business day. Wire instructions for delivery of the Tranche A and B Payoff Amount are set forth below:

                       Bank:                                 ABN AMRO Bank, N.V., New York
                       ABA Routing #:                        026009580
                       Account Name:                         ABN AMRO Bank N.V. Chicago CPU
                       Account #:                            650-001-178941
                       Reference:                            Peoplesoft

If payment will not be received by the Payoff Calculation Date, a new calculation of the payoff sum should be requested from the Agent.

2. Fees of Counsel to Agent. In addition to the payment described in Paragraph 1 above, the sum of $10,354.54 is the amount required to be paid by Peoplesoft to counsel for the Agent, calculated as of the Payoff Calculation Date. The total amount due under this Paragraph 2 is the sum of the following amounts:



            Outstanding Invoices                                                   $3,379.82

            Fees Incurred in Connection with the
            Termination through February 27, 2003                                  $6,404.72

            Estimated Fees to be Incurred to Complete the
            Termination and any Post-Termination Work                              $   570.00
                                                                                   ----------
            Total                                                                  $10,354.54

            Wire instructions for delivery of fees to Counsel for the Agent are set forth below:

                BANK OF AMERICA - Eighth & Main Streets, Richmond, VA  23219
                ABA:  051000017
                Credit:  McGuireWoods Operating Account
                Account Number: 000003664964
                Reference: (W. Kirk Grimm  2027792/0020)
                McGuireWoods Accounting Contact: Julie N. Watkins (804)-775-7441 Bank Contact: Patrick Comia (888)-841-8159, Opt. 2, Ext. 21600

3. Termination of Agreements. Upon Agent's receipt of the payment required in Paragraph 1 above, each of the following agreements, as amended from time to time, together with all other Operative Documents and any of the certificates, instruments, documents and agreements relating thereto (each an "Agreement" and collectively the "Agreements"), is hereby terminated and the parties thereto released subject to the provisions of Paragraph 4 below, as of the date hereof:

         (a) PARTICIPATION AGREEMENT, dated as of December 4, 1996, between Peoplesoft, LPNA, ABN AMRO and the other banks and financial institutions from time to time party thereto; as amended by that certain First Amendment and Second Amendment;

         (b) MASTER LEASE, between LPNA and Peoplesoft dated as of December 4, 1996, as amended by that certain First Amendment and the Second Amendment;

         (c) LEASE SUPPLEMENT NO. 1 (AND MEMORANDUM OF LEASE), dated as of December 4, 1996, between LPNA and Peoplesoft as recorded on February 7, 1997 in the real property records for Alameda County, California at Reception No. 97039047, as amended by the First Amendment and Second Amendment;

         (d) CASH COLLATERAL AGREEMENT, dated as of December 4, 1996, between Peoplesoft, LPNA and Agent (the "Cash Collateral Agreement");

         (e) GUARANTEE, dated as of December 4, 1996, between Peoplesoft and Agent for the Original Participants;

         (f) CONSTRUCTION DEED OF TRUST, SECURITY AGREEMENT, FIXTURE FILING AND FINANCING STATEMENT, dated as of December 4, 1996 made by LPNA, as Trustor, to the Chicago Title Insurance Company, as Trustee for the benefit of the Agent as recorded on February 7, 1997 in the real property records for Alameda County, California at Reception No. 97039045, as amended by the First Amendment and Second Amendment to Participation Agreement;

         (g) ASSIGNMENT OF LEASE, dated as of December 4, 1996 between LPNA and Agent as recorded on February 7, 1997 in the real property records for Alameda County, California at Reception No. 97039046, for the Original Participants;

         (h) SUPPLEMENT TO ASSIGNMENT OF LEASE, dated as of February 7, 1997, between LPNA and Agent;

         (i) CONSENT OF CONSTRUCTION AGENT TO ASSIGNMENT OF CONSTRUCTION AGENCY, dated as of December 4, 1996, by Peoplesoft;

         (j) CONSTRUCTION AGENCY AGREEMENT, dated as of December 4, 1996 between LPNA and Peoplesoft, as Construction Agent;

         (k) ASSIGNMENT OF CONSTRUCTION DOCUMENTS, dated as of December 4, 1996 between Peoplesoft and LPNA;

         (l) ASSIGNMENT OF CONSTRUCTION AGENCY AGREEMENT, dated as of December 4, 1996 between LPNA and ABN AMRO as Agent;

         (m) CONSENT AND ACKNOWLEDGEMENT BY PEOPLESOFT, dated as of December 4, 1996 by Peoplesoft consenting to and acknowledging the assignment of Construction Agency Agreement dated December 4, 1996; and

         (n) UCC FINANCING STATEMENTS, each of the UCC Financing Statements listed on Exhibit A attached hereto.

4. No Release of Indemnities. Effective as of the Payoff Calculation Date, LPNA and Agent do each hereby release Peoplesoft and its Affiliates and Subsidiaries from each and all of their obligations and any claims and demands of every kind and nature, known and unknown, suspected and unsuspected, disclosed and undisclosed, arising out of or in connection with the Credit Facility, the Operative Documents and any of the certificates, instruments, documents and agreements relating thereto; provided, however, that neither LPNA nor Agent waives or releases Peoplesoft and its Affiliates and Subsidiaries from any obligations, claims or demands arising from indemnifications or liabilities or obligations contained in the Operative Documents and any of the certificates, instruments, documents and agreements relating thereto, which, by their respective terms, expressly survive the termination of such agreements.

5. Waiver. Pursuant to the Purchase Notice, Peoplesoft advised Agent of its exercise of the Purchase Option pursuant to Section 20.1 of the Lease. Pursuant to the Purchase Notice, Peoplesoft has requested that the provisions of Section
20.1 of the Lease requiring delivery of a written notice not less than sixty
(60) days prior to the purchase of the Project pursuant to the Purchase Option be waived. Agent, LPNA and the Participants hereby waive Peoplesoft's compliance with the provisions of Section 20.1 of the Lease requiring delivery of a written notice not less than sixty (60) days prior to the purchase of the Project pursuant to the Purchase Option.

6. Execution of Additional Documents. LPNA and Agent each agree, at Peoplesoft's sole cost and expense, to promptly execute such additional documents and instruments as are necessary or desirable to evidence the releases and terminations set forth in this Termination Agreement.

7. Counterparts. This Termination Agreement may be signed in two or more counterparts. When at least one such counterpart has been signed by each party, this Termination Agreement shall be deemed to have been fully executed, each counterpart shall be deemed to be an original, and all counterparts shall be deemed to be one and the same agreement.


                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

             IN WITNESS WHEREOF, the parties have caused this Termination Agreement to be executed by their respective duly authorized officers as of the day and year first above written.


                             PEOPLESOFT, INC.
                             as Lessee

                             By:         /s/ ROBIN L. WASHINGTON
                                         ---------------------------------------
                             Name:       Robin L.Washington
                             Title:      Vice President and Corporate Controller


                             LEASE PLAN NORTH AMERICA, INC.
                             as Lessor

                             By:         /s/ KEVIN K. KENNING
                                         ---------------------------------------
                             Name:       Kevin K. Kenning
                             Title:      Vice President


                             ABN AMRO BANK N.V., not in its individual capacity, except as expressly stated herein, but solely as Agent

                             By:         /s/ KEVIN K. KENNING
                                         ---------------------------------------
                             Name:       Kevin K. Kenning
                             Title:      Vice President

                             By:         /s/ RUBA ABOZIR
                                         ---------------------------------------
                             Name:       Ruba Abozir
                             Title:      Vice President

                                    EXHIBIT A


                            UCC FINANCING STATEMENTS



                            UCC-1                      FILING         UCC-3                  FILING
JURISDICTION                FILING NO.                 DATE           FILING  NO.            DATE       DOCUMENT
Delaware                    20211296                   1/25/02

Delaware                    20432421                   2/19/02

Illinois                    4663527                    1/25/02

Illinois                    4794117                    2/19/02